                             LETTER OF TRANSMITTAL
            TO ACCOMPANY CERTIFICATES OR GUARANTEES OF DELIVERY FOR
                          SHARES OF PREFERRED STOCK OF
                           IMPERIAL INDUSTRIES, INC.

            PLEASE FOLLOW CAREFULLY THE INSTRUCTIONS CONTAINED BELOW

     IMPORTANT: THIS LETTER OF TRANSMITTAL, PROPERLY COMPLETED AND EXECUTED IN ACCORDANCE WITH THE INSTRUCTIONS CONTAINED BELOW, TOGETHER WITH YOUR CERTIFICATE(S) FORMERLY REPRESENTING SHARES OF PREFERRED STOCK OF IMPERIAL INDUSTRIES, INC. OR A VALID GUARANTEE OF DELIVERY THEREOF, MUST BE RECEIVED BY CONTINENTAL STOCK TRANSFER AND TRUST COMPANY (THE 'EXCHANGE AGENT') PRIOR TO THE CLOSE OF BUSINESS (5:00 P.M. NEW YORK CITY TIME) ON [INSERT], 1999.

                              The Exchange Agent:
                   CONTINENTAL STOCK TRANSFER & TRUST COMPANY

        By Mail:                   By Hand:             By Overnight Courier:
Reorganization Department  Reorganization Department  Reorganization Department
       2 Broadway                 2 Broadway                 2 Broadway
New York, New York 10004   New York, New York 10004   New York, New York 10004

           Facsimile (for eligible institutions only): (212) 509-5150
              Confirm facsimile by telephone ONLY: (212) 509-4000

     This Letter of Transmittal, Certificates and any other required documents should be sent by each holder of Imperial Preferred Shares (as defined below) to the Exchange Agent at one of the addresses set forth above. Delivery of this Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery. If you have any questions regarding this Letter of Transmittal, please call Morrow & Co., Inc., the Information Agent, toll free at [(800) [insert].

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     The undersigned, pursuant to the terms of an Agreement and Plan of Merger dated as of August 6, 1998 (the 'Merger Agreement'), by and between Imperial Industries, Inc. ('Imperial') and Imperial Merger Corp. ('Merger Sub') hereby surrenders the stock certificates (the 'Certificates') identified in Column 1 of Box A below representing the total number of shares of preferred stock, $1.10 cumulative convertible series, $1.00 par value, of Imperial (the 'Imperial Preferred Shares'), set forth in Column 2 of Box A, all of which are surrendered with the request that, as a result of the consummation of the merger (the 'Merger') of Imperial into Merger Sub as contemplated by the Merger Agreement,
(i) each Imperial Share listed in Column 3 of Box A be converted into $4.50 in cash and eight shares of common stock, $.10 par value ('Sub Common'), of Merger Sub ('Option A'), and (ii) each Imperial Share listed in Column 4 of Box A be converted into $2.00 in cash, $8.00 principal amount of a three year 8% subordinated debenture (each, a 'Debenture') of Merger Sub and three shares of Sub Common ('Option B'). THE UNDERSIGNED ACKNOWLEDGES THAT HE HAS RECEIVED THE PROXY STATEMENT/PROSPECTUS DATED [INSERT], 1998. BY DELIVERY OF THIS LETTER OF TRANSMITTAL TO THE EXCHANGE AGENT, THE UNDERSIGNED HEREBY FOREVER WAIVES ALL DISSENTERS' RIGHTS UNDER APPLICABLE DELAWARE LAW AND WITHDRAWS ALL WRITTEN OBJECTIONS TO THE MERGER AND/OR DEMANDS FOR APPRAISAL, IF ANY, WITH RESPECT TO ANY SHARES OF IMPERIAL CAPITAL STOCK OWNED BY THE UNDERSIGNED.

     Capitalized terms used but not defined herein shall have the meanings set forth in the Proxy Statement/Prospectus.

     NEITHER MERGER SUB NOR ITS BOARD OF DIRECTORS MAKES ANY RECOMMENDATION AS TO WHETHER FORMER STOCKHOLDERS OF IMPERIAL SHOULD ELECT TO RECEIVE OPTION A OR OPTION B. EACH FORMER IMPERIAL STOCKHOLDER MUST MAKE HIS OR HER OWN DECISION WITH RESPECT TO SUCH ELECTION.

     The undersigned represents and warrants that the undersigned has full power and authority to surrender the Certificate(s), free and clear of any liens, claims, charges or encumbrances whatsoever. The undersigned understands and acknowledges that the method of delivery of the Certificate(s) and all other required documents is at the option and risk of the undersigned and that the risk of loss of such Certificate(s) shall pass only after the Exchange Agent has actually received the Certificate(s). All questions as to the validity, form and eligibility of any Election and surrender of Certificates hereunder shall be determined by Merger Sub, and such determination shall be final and binding. The undersigned, upon request, shall execute and deliver all additional documents deemed by the Exchange Agent or Merger Sub to be necessary or desirable to complete the conversion, cancellation and retirement of the Imperial Preferred Shares delivered herewith or covered by a guarantee of delivery. No authority hereby conferred or agreed to be conferred hereby shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

     Unless otherwise indicated in the box entitled 'Special Issuance and Payment Instructions,' please issue any check and register any certificate for Sub Common and Debentures in the name of the registered holder(s) of the Imperial Preferred Shares appearing below. Similarly, unless otherwise indicated in the box entitled 'Special Delivery Instructions,' please mail any check and any certificate for Sub Common and Debentures to the registered holder(s) of the Imperial Preferred Shares at the addresses of the registered holder(s) appearing below under the box entitled 'Election and Description of Shares Deposited.' In the event that the box entitled 'Special Issuance and Payment Instructions' and the box entitled 'Special Delivery Instructions' both are completed, please issue any check and any certificate for Sub Common and Debentures in the name(s) of, and mail such check and such certificate to, the person(s) so indicated.

     THE UNDERSIGNED UNDERSTANDS AND AGREES THAT THE ELECTION MADE ON THIS FORM SHALL BE IRREVOCABLE.

                                     BOX A
                 ELECTION AND DESCRIPTION OF SHARES SURRENDERED

                                    (1)          (2)          (3)        (4)
                                CERTIFICATE
 NAME AND ADDRESS OF HOLDER OF   NUMBER(S)
 RECORD AS SHOWN ON RECORDS OF   DELIVERED
   IMPERIAL INDUSTRIES, INC.     HEREWITH     NUMBER OF    NUMBER OF  NUMBER OF
                                  (ATTACH       SHARES       SHARES     SHARES
  (PLEASE FILL IN, IF BLANK,     SEPARATE    REPRESENTED   FOR WHICH  FOR WHICH
 EXACTLY AS NAME(S) APPEAR(S)   SCHEDULE IF BY CERTIFICATE  OPTION A   OPTION B
       ON CERTIFICATES)         NECESSARY)   IN COLUMN 1   IS ELECTED IS ELECTED
------------------------------  ----------- -------------- ---------- ----------

                                ________________________________________________

                                ________________________________________________

                                ________________________________________________

                                ________________________________________________

                                  TOTALS:
                                ________________________________________________

    All Imperial Preferred Shares represented by certificates listed in column 1 must be surrendered. The total of the Imperial Preferred Shares listed in column 3 and column 4 must equal the number of Imperial Preferred Shares listed in column 2. If the total of the Imperial Preferred Shares listed in column 3 and column 4 is less than the number of Imperial Preferred Shares listed in column 2, the excess Imperial Preferred Shares will be exchanged for Option A, which is the default merger consideration contemplated by the Merger Agreement.

                                     BOX B
                  SPECIAL ISSUANCE AND PAYMENT INSTRUCTIONS

     To be completed ONLY if the check and/or the certificate(s) for the Sub Common and Debentures are to be issued in the name of someone other than the person(s) in whose name(s) the certificate(s) representing the Imperial Preferred Shares listed on this Letter of Transmittal are registered. (Unless otherwise indicated in Box C, the check and/or certificate(s) will be mailed to the address indicated in this Box B.)
     Issue and deliver check and/or certificate(s) for Sub Common and Debentures to:

Name: __________________________________________________________________________
                                    (PLEASE PRINT)


Address: _______________________________________________________________________


________________________________________________________________________________
                                                                      (ZIP CODE)

________________________________________________________________________________
                (TAXPAYER IDENITIFICATION OR SOCIAL SECURITY NO)
                            SEE SUBSTITUTE FORM W-9)

                                     BOX C
                        SPECIAL DELIVERY INSTRUCTIONS

     To be completed ONLY if the check and/or the certificate(s) for the Sub Common and Debentures are to be mailed to an address other than that indicated in Box A or Box B.

     Mail check and/or certificates(s) for Sub Common and Debentures to:


Name: __________________________________________________________________________
                                    (PLEASE PRINT)


Address: _______________________________________________________________________


________________________________________________________________________________
                                                                      (ZIP CODE)

________________________________________________________________________________
                (TAXPAYER IDENITIFICATION OR SOCIAL SECURITY NO)
                            SEE SUBSTITUTE FORM W-9)

                                     BOX D
                                   IMPORTANT
                            STOCKHOLDERS: SIGN HERE
               (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9 BELOW)


 ____________________________________________________________________________
                            Signature(s) of Owner(s)

     (Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by an agent, attorney, administrator, executor, guardian, trustee, officer of a corporation or any other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction F.5.)

Name(s): _______________________________________________________________________


________________________________________________________________________________
                                 (Please Print)


Capacity (full title): _________________________________________________________
                                        (See Instruction F.5)


Address: _______________________________________________________________________


________________________________________________________________________________
                                                                      (Zip Code)

Area Code and Telephone No.: ___________________________________________________


Taxpayer Identification or Social Security No.: ________________________________
                                                    (See Substitute Form W-9)

Dated: _____________________, 199__


                           GUARANTEE OF SIGNATURE(S)
                         (SEE INSTRUCTIONS F.3 AND F.4)

FOR USE BY FINANCIAL INSTITUTIONS ONLY. PLACE MEDALLION GUARANTEE IN SPACE
BELOW.

Authorized Signature: __________________________________________________________


Name: __________________________________________________________________________
                                     (Please Print)


Name of Firm: __________________________________________________________________


Address: _______________________________________________________________________


________________________________________________________________________________
                                                                      (Zip Code)

Area Code and Telephone Number: ________________________________________________


Dated: _____________________, 199__

           PAYER'S NAME: CONTINENTAL STOCK TRANSFER AND TRUST COMPANY

                                 PART I--PLEASE       TIN:______________________
                                 PROVIDE YOUR TIN         Social Security Number
 SUBSTITUTE                      IN THE BOX AT THE        Identification Number
 FORM W-9                        RIGHT AND CERTIFY
                                 BY SIGNING AND DATING BELOW.

 Department of the Treasury      PART II--For Payees exempt from backup
 Internal Revenue Service        withholding, see the enclosed 'Guidelines for
                                 Certification of Taxpayer Identification Number
 PAYER'S REQUEST FOR TAXPAYER    on Substitute Form W-9' and complete as
 IDENTIFICATION NUMBER           instructed therein.
 ('TIN')  AND CERTIFICATION
                                 CERTIFICATION--Under penalties of perjury, I certify that:
                                 (1) The number shown on this form is my correct
                                     TIN (or certify that: I am waiting for a number to be issued to me); and
                                 (2) I am not subject to backup withholding
                                     because (a) I am exempt from backup
                                     withholding, or (b) I have not been
                                     notified by the Internal Revenue Service
                                     ('IRS') that I am subject to backup
                                     withholding as a result of a failure to
                                     report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

                                 CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out item (2). (Also see the instructions in the enclosed 'Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9'.)

                                 Part III--Awaiting TIN / /

                                 SIGNATURE _________________________ DATE ______

    NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN
          BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

 YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART III
                          OF THE SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a TIN has not been issued to me, and either (1) I have mailed or delivered an application to receive a TIN to the appropriate IRS Center or Social Security Administration Officer or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment, 31% of all payments pursuant to the Merger made to me thereafter will be withheld until I provide a number.


_____________________________     ____________________
          SIGNATURE                       DATE

              INSTRUCTIONS FOR COMPLETION OF LETTER OF TRANSMITTAL

     This Letter of Transmittal should be properly filled in, dated, signed and delivered to the Exchange Agent, together with the Certificates representing the Imperial Preferred Shares currently held by you. Please read and follow carefully the instructions regarding completion of this Letter of Transmittal set forth below.

     This Letter of Transmittal and the election you make herein are subject to the terms and conditions set forth herein, in the Proxy Statement/Prospectus which has already been mailed to you and in the Merger Agreement which is attached as Annex A to the Proxy Statement/Prospectus. Copies of the Proxy Statement/Prospectus may be requested from the Information Agent. The delivery of this Letter of Transmittal to the Exchange Agent constitutes acknowledgment of the receipt of the Proxy Statement/Prospectus.

     EACH HOLDER OF IMPERIAL PREFERRED SHARES IS STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT/PROSPECTUS IN ITS ENTIRETY AND TO DISCUSS THE CONTENTS THEREOF AND THIS LETTER OF TRANSMITTAL WITH HIS OR HER FINANCIAL AND TAX ADVISORS PRIOR TO DECIDING UPON AN ELECTION.

     A. ELECTIONS--This Letter of Transmittal provides, among other things, for your election ('Election') as to the form of Merger Consideration to be received by you as a result of the conversion of your Imperial Preferred Shares in the Merger. At your direction, subject to the terms and conditions set forth in this Letter of Transmittal, in the Proxy Statement/Prospectus and in the Merger Agreement, each Imperial Share will be converted into either:

          o $4.50 in cash and eight shares of Sub Common ('Option A') pursuant to an 'OPTION A ELECTION'; or

          o $2.00 in cash, three shares of Sub Common and $8.00 principal amount of a Debenture ('Option B') pursuant to an 'OPTION B ELECTION.'

     You must make an Option A Election or an Option B Election as to each Imperial Share or combination of Imperial Preferred Shares that you hold. If no election is made as to any Imperial Preferred Shares, you will receive Option A for such Imperial Preferred Shares. AN ELECTION, ONCE MADE, IS IRREVOCABLE.

     B. TIME IN WHICH TO MAKE AN ELECTION--The Merger became effective on December 31, 1998 (the 'Effective Date'). In order for a former Imperial preferred stockholder to be assured of receiving his or her desired form of Merger Consideration, the Exchange Agent must receive a properly completed Letter of Transmittal, accompanied by all stock certificates representing Imperial Preferred Shares currently held by you NO LATER THAN 5:00 P.M., NEW YORK CITY TIME, [INSERT], 1999 (the 'Election Date'), which date is 60 days after the Effective Date.

     IF THE EXCHANGE AGENT HAS NOT RECEIVED YOUR PROPERLY COMPLETED LETTER OF TRANSMITTAL, ACCOMPANIED BY YOUR STOCK CERTIFICATES, BY THE ELECTION DATE, YOU WILL RECEIVE THE DEFAULT MERGER CONSIDERATION (OPTION A) FOR YOUR IMPERIAL PREFERRED SHARES UPON DELIVERY OF YOUR STOCK CERTIFICATES.

     C. FAILURE TO MAKE AN EFFECTIVE ELECTION--If you fail to make an effective Election, or if your Election is deemed by Merger Sub to be defective in any way, you will receive the Default Merger Consideration (Option A) for your Imperial Preferred Shares.

     D. IMPERIAL PREFERRED SHARES AS TO WHICH AN ELECTION IS MADE--You may make an Option A Election or an Option B Election with respect to all or any portion of your Imperial Preferred Shares by listing the number of shares as to which you wish to make a specific Election, in the appropriate column on the 'Election and Description of Shares Surrendered' box above. However, any Imperial Preferred Shares as to which you do not make an Election will be exchanged for the Default Merger Consideration. If there is insufficient space to list all your Certificates being submitted to the Exchange Agent or to respond to any other request for information, please attach a separate sheet, or make a copy of this Letter of Transmittal.

     E. SPECIAL CONDITIONS

     1. SHARES HELD BY NOMINEES, TRUSTEES OR OTHER REPRESENTATIVE HOLDERS OF RECORD. Shares held by nominees, trustees or other representative holders of record of Imperial Preferred Shares who hold such Imperial Preferred Shares as nominees, trustees or in other representative or fiduciary capacities (each a 'Representative') may submit one or more Letters of Transmittal covering the aggregate number of Imperial Preferred Shares held by such Representative for the beneficial owners for whom the Representative is making an Election. Any Representative who makes an Election may be required to provide the Exchange Agent with such documents and/or additional certifications, if requested, in order to satisfy the Exchange Agent that such Representative holds such Imperial Preferred Shares for a particular beneficial owner of such shares.

     F. GENERAL INSTRUCTIONS

     1. EXECUTION AND DELIVERY. This Letter of Transmittal, or a photocopy of it, should be properly completed, dated and signed, and should be delivered, together with your Certificate(s) representing your Imperial Preferred Shares to the Exchange Agent at the appropriate address set forth on the cover page to this Letter of Transmittal.

     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE CERTIFICATES FOR IMPERIAL PREFERRED SHARES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE STOCKHOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED FOR SUCH DOCUMENTS TO REACH THE EXCHANGE AGENT. EXCEPT AS OTHERWISE PROVIDED, DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. No alternative, conditional or contingent elections will be accepted.

     2. SIGNATURES. The signature (or signatures, in the case of Certificate(s) owned by two or more joint holders) on this Letter of Transmittal must correspond exactly to the name(s) as written on the face of the Certificate(s) sent to the Exchange Agent, unless the Imperial Preferred Shares have been transferred by the holder(s) of record. If there has been any such transfer, the signature(s) on this Letter of Transmittal should be signed in exactly the same form as the name(s) of the last transferee(s) indicated on the accompanying stock powers attached to or endorsed on the Certificate(s) (see General Instruction F.4 below).

     If Imperial Preferred Shares are registered in different names on several Certificates, it will be necessary to complete, sign and submit a separate Letter of Transmittal for each different registration of Certificates. For example, if some Certificates are registered solely in your name, some are registered solely in your spouse's name and some are registered jointly in the name of you and your spouse, three separate Letters of Transmittal should be submitted.

     3. CHECKS AND/OR CERTIFICATES IN SAME NAME. If checks in payment of any cash and/or any Sub Common or Debenture certificates are to be payable to the order of and/or registered in exactly the same name as inscribed on the surrendered Certificate(s) (representing Imperial Preferred Shares), you will not be required to endorse the surrendered Certificates or make payment for transfer taxes or have your signature guaranteed. For corrections in name or changes in name not involving changes in ownership, see General Instruction F.4(e) below.

     4. CHECKS AND/OR CERTIFICATES IN DIFFERENT NAMES.

     (IGNORE THIS INSTRUCTION F.4 IF THE FIRST SENTENCE OF INSTRUCTION F.3 APPLIES.)

     If checks in payment of any cash and/or any Sub Common or Debenture certificates are to be payable to the order and/or registered in a different name from exactly the registered name inscribed on the surrendered Certificate(s) (representing Imperial Preferred Shares) or delivered to a different address, please follow these instructions:

          (a) Registered Holders Completing Box B or Box C. If registered holder of Certificate(s) signs the Letter of Transmittal, the registered holder should complete Box B and/or Box C and have signature(s) guaranteed on this Letter of Transmittal. No endorsements or signature guarantees on Certificate(s) or stock powers are required in this case.

          (b) If Letter of Transmittal is Signed by Person Other than Registered Holder--Endorsement and Stock Transfer Guarantee. The Certificate(s) surrendered must be properly endorsed or accompanied by appropriate stock power(s) properly executed by the record holder of such Certificate(s) to the person who is to receive the check or certificates representing Sub Common or Debentures. The signature of the record holder on the endorsement(s) or stock power(s) must correspond with the name that appears on the face of the Certificate(s) in every particular and must be guaranteed by an Eligible Institution (as defined below). If this General Instruction F.4 applies, please check with your financial institution or brokerage firm immediately to determine whether it is an Eligible Institution or will need to help you locate an Eligible Institution. NOTARIES PUBLIC CANNOT EXECUTE ACCEPTABLE GUARANTEES OF SIGNATURES.

          An 'Eligible Institution' means:

              (i) Banks (as that term is defined in Section 3(a) of the Federal Deposit Insurance Act);

              (ii) Brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, and government securities brokers, (as those terms are defined under the Securities Exchange Act of 1934);

             (iii) Credit unions (as that term is defined in Section 19(b)(1)(A) of the Federal Reserve Act);

              (iv) National securities exchanges, registered securities associations, clearing agencies, as those terms are used under the Securities Exchange Act of 1934); and

              (v) Savings associations (as that term is defined in Section 3(b) of the Federal Deposit Insurance Act).

          (c) Transferee's Signature. If a certificate has previously been properly transferred but the transfer was not recorded on the books of Imperial prior to the Effective Date, this Letter of Transmittal must be signed by the transferee or by his agent and should not be signed by the transferor. The signature of such transferee or agent on this Letter of Transmittal must be guaranteed by an Eligible Institution if the transferee has completed Box B or C.

          (d) Transfer Taxes. In the event that any transfer or other tax becomes payable by reason of the issuance of a check in payment of the cash component of the Merger Consideration and/or the issuance of any certificates representing Sub Common or Debentures in any name other than that of the record holder, the transferee or assignee must pay such tax to the Exchange Agent or must establish to the satisfaction of the Exchange Agent that such tax has been paid. You should consult your own tax advisor as to any possible tax consequences resulting from the issuance of shares or cash in a name different from that of the holder of record of the surrendered Certificate.

          (e) Correction of or Change in Name. For a correction in name which does not involve a change in ownership, the surrendered Certificate(s) should be appropriately endorsed; for example, 'John A. Doe, incorrectly inscribed as John B. Doe,' with the signature guaranteed by an Eligible Institution. For a change in name by marriage, etc., the surrendered Certificate(s) should be appropriately endorsed; for example, 'Mary Doe, now by marriage Mrs. Mary Jones,' with the signature guaranteed by an Eligible Institution.

     5. SUPPORTING EVIDENCE. In case any Letter of Transmittal, certificate, endorsement or stock power is executed by an agent, attorney, administrator, executor, guardian, trustee or any person in any other fiduciary or representative capacity, or by an officer of a corporation on behalf of the corporation, there must be submitted (with the Letter of Transmittal, surrendered certificate(s), and/or stock powers) documentary evidence of appointment and authority to act in such capacity (including court orders and corporate resolutions when necessary), as well as evidence of the authority of the person making such execution to assign, sell or transfer the certificate(s). Such documentary evidence of authority must be in form satisfactory to the Exchange Agent.

     6. NOTICE OF DEFECTS; RESOLUTION OF DISPUTES.

     NEITHER MERGER SUB NOR THE EXCHANGE AGENT WILL BE UNDER ANY OBLIGATION TO NOTIFY YOU OR ANYONE ELSE THAT THE EXCHANGE AGENT HAS NOT RECEIVED A PROPERLY COMPLETED LETTER OF TRANSMITTAL OR THAT THE LETTER OF TRANSMITTAL SUBMITTED BY YOU IS DEFECTIVE IN ANY WAY.

     All questions as to validity, form and eligibility of any surrender of Imperial Preferred Shares hereby will be resolved by Merger Sub (which may delegate power in whole or in part of the Exchange Agent) and its decision will be final and binding on all parties concerned. Merger Sub will have the absolute right in its sole discretion to reject any and all Letters of Transmittal and surrenders of Certificates which are deemed by it to be not in proper form or to waive any immaterial irregularities in any Letter of Transmittal or in the surrender of any Certificate. Surrenders of Certificates will not be deemed to have been made until all defects or irregularities that have not been waived have been cured.

     7. FEDERAL TAX WITHHOLDING/SUBSTITUTE FORM W-9. Under federal income tax law, the Exchange Agent is required to file a report with the Internal Revenue Service ('IRS') disclosing the cash payments being made to you as an exchanging stockholder. Federal law also requires each stockholder to provide the Exchange Agent with such stockholder's current Taxpayer Identification Number ('TIN') on a Substitute Form W-9 set forth above. If such stockholder is an individual, the TIN is his social security number. If the Exchange Agent is not provided with the correct TIN, the stockholder or other payee may be subject to a $50 penalty imposed by the IRS.

     Certain stockholders (including, among others, tax-exempt organizations and certain foreign persons) are not subject to these backup withholding and reporting requirements. In order for a foreign person to qualify as an exempt recipient, that stockholder must submit to the Exchange Agent a properly completed Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to that person's exempt status. A Form W-8 can be obtained from the Exchange Agent. See the enclosed 'Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9' for additional instructions.

     If backup withholding applies, Merger Sub would be required to withhold 31% of any amount paid as a dividend on Sub Common. Merger Sub, in than case, would also be required to withhold 31% of the interest paid each year to a Debenture holder and an amount equal to 31% of the original issue discount includible in the gross income of the holder of the Debenture for such year, but not in excess of the amount of the cash payment on the Debenture in such year. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

     If the Exchange Agent is not provided with a TIN by the time of payment the Exchange Agent will withhold 31% on all such cash payments to be made to you until a TIN is provided to the Exchange Agent. You must also complete the Certificate of Awaiting Taxpayer Identification Number.

     The stockholder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the record owner of the Imperial Preferred Shares. If the Imperial Preferred Shares are registered in more than one name or are not registered in the name of the actual owner, consult the enclosed 'Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9,' for additional guidance on which number to report.

     8. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. Any checks representing cash consideration and any certificates representing Sub Common or Debentures will be mailed to the address of the holder of record as indicated in Box A or to the person identified in Box B (if completed), unless instructions to the contrary are given in Box C.

     9. LOST STOCK CERTIFICATES. If you are unable to locate the Certificate(s) representing your Imperial Preferred Shares, contact Imperial's Transfer Agent, ChaseMellon Shareholder Services, L.L.C., at 1-[insert]. The Transfer Agent will instruct you on the procedures to follow. In order to make an effective Election with respect to the lost Certificate(s) and receive the Option A election or the Option B Election, you will be required to complete certain additional documentation and pay for an indemnity bond covering the lost Certificate(s). The cost of the bond will be based on the value of the Imperial Preferred Shares represented by the lost Certificates. All such actions must be completed prior to 60 days following the Effective Date of the Merger so that you will have the opportunity to select either Option A or B. Otherwise you will receive Option A.

     10. MISCELLANEOUS. The Exchange Agent will begin mailing and delivering checks and certificates for Sub Common and Debentures in exchange for Certificates formerly representing Imperial Preferred Shares as soon as practicable after they have been received by the Exchange Agent.

     Requests for assistance may be directed to the Information Agent at the address and telephone number as set forth on this Letter of Transmittal. Additional copies of the Proxy Statement/Prospectus or this Letter of Transmittal may be obtained from the Information Agent at the address set forth below. IMPORTANT: THIS LETTER OF TRANSMITTAL, TOGETHER WITH CERTIFICATES, MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE ELECTION DATE.

                           The Information Agent is:

                               MORROW & CO., INC.

                                [insert address]
                            TOLL FREE (800) [insert]

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER-- Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the Payer.

----------------------------------------------------------------
                                           GIVE THE
                                           SOCIAL SECURITY
FOR THIS TYPE OF ACCOUNT:                  NUMBER OF--
----------------------------------------------------------------

1. Individual                              The individual

2. Two or more individuals (joint          The actual owner of the account or,
   account)                                if combined funds, the first
                                           individual on the account(1)

3. Custodian account of a minor (Uniform   The minor(2)
   Gift to Minors Act)

4. a. The usual revocable savings trust    The grantor-trustee(1)
      (grantor is also trustee)
   b. So-called trust account that is      The actual owner(1)
      not a legal or valid trust under
      State law

5. Sole proprietorship                     The owner(3)

6. Sole proprietorship account             The owner(3)

-------------------------------------------------------------------
                                            GIVE THE
                                            EMPLOYER IDENTIFICATION
FOR THIS TYPE OF ACCOUNT:                   NUMBER OF--
-------------------------------------------------------------------

 7. A valid trust, estate, or pension       The legal entity (Do not furnish the
    trust                                   identifying number of the personal
                                            representative or trustee unless the
                                            legal entity itself is not
                                            designated in the account title.)(4)

 8. Corporate                               The corporation

 9. Association, club, religious,           The organization
    charitable, educational, or other
    tax-exempt organization

10. Partnership                             The partnership

11. A broker or registered nominee          The broker or nominee

12. Account with the Department of          The public entity
    Agriculture in the name of a public
    entity (such as a State or local
    government, school district, or
    prison) that receives agricultural
    program payments.

--------------
(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a SSN, that person's number must be furnished.

(2) Circle the minor's name and furnish the minor's social security number.

(3) You must show your individual name, but you may also enter your business or 'doing business as' name. You may use either your social security number or employer identification number (if you have one).

(4) List first and circle the name of the legal trust, estate or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9
                                     PAGE 2

OBTAINING A NUMBER

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Card, or Form SS-4, Application for Employer Identification Number (for businesses and all other entities), or Form W-7, Application for IRS Individual Taxpayer Identification Number (for alien individuals required to file U.S. tax returns), at an office of the Social Security Administration or the Internal Revenue Service.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from backup withholding on ALL payments include the following:

o An organization exempt from tax under Section 501(a), or an individual retirement plan, or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).

o The United States or any agency or instrumentality thereof.

o A State, the District of Columbia, a possession of the United States, or any political subdivision or instrumentality thereof.

o A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

o An international organization or any agency or instrumentality thereof.

  Payees that may be exempt from backup withholding, including, among others:

o A corporation.

o A registered dealer in securities or commodities registered in the United States or a possession of the United States.

o A real estate investment trust.

o A common trust fund operated by a bank under Section 584(a).

o An entity registered at all times during the tax year under the Investment Company Act of 1940.

o A foreign central bank of issue.

o A financial institution.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

o Payments to nonresident aliens subject to withholding under Section 1441.

o Payments to partnerships not engaged in a trade or business in the United States and which have at least one nonresident alien partner.

o Payments of patronage dividends where the amount received is not paid in money.

o Payments made by certain foreign organizations.

Payments of interest not generally subject to backup withholding include the following:

o Payments of interest on obligations issued by individuals. NOTE: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

o Payments of tax-exempt interest (including exempt-interest dividends under Section 852).

o Payments described in Section 6049(b)(5) to nonresident aliens.

o Payments on tax-free covenant bonds under Section 1451.

o Payments made by certain foreign organizations.

o Mortgage interest paid to you.

Exempt payees described above should complete a Substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE 'EXEMPT' ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. ALSO SIGN AND DATE THE FORM.

    Certain payments other than interest, dividends and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A(a), 6042, 6044, 6045, 6049, 6050A, and 6050N, and their regulations.

PRIVACY ACT NOTICE. Section 6109 requires most recipients of dividend, interest or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividend and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER.--If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING.--If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION.--Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.